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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                  SCHEDULE 14A

           PROXY STATEMENT PURSUANT TO SECTION 14(a) OF THE SECURITIES
                    EXCHANGE ACT OF 1934 (AMENDMENT NO. ___)

Filed by the Registrant [X]

Filed by a Party other than the Registrant [ ]

Check the appropriate box:

[ ]  Preliminary Proxy Statement

[ ]  Confidential, for Use of the Commission Only (as permitted by
     Rule14a-6(e)(2))

[ ]  Definitive Proxy Statement

[ ]  Definitive Additional Materials

[X]  Soliciting Material Pursuant to Rule 14a-12

                              BELLSOUTH CORPORATION
                (Name of Registrant as Specified in its Charter)

     _______________________________________________________________________
    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

[X]  No fee required

[ ]  Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

     (1)  Title of each class of securities to which transaction applies:

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     (2)  Aggregate number of securities to which transaction applies:

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     (3)  Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

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     (4)  Proposed maximum aggregate value of transaction:

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     (5)  Total fee paid:

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[ ]  Fee paid previously with preliminary materials:

[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

     (1)  Amount Previously Paid:

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     (2)  Form, Schedule or Registration Statement No.:

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     (3)  Filing Party:

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     (4)  Date Filed:

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                          AT & T, BELLSOUTH TO MERGE

COMBINATION WILL SPEED INNOVATION, COMPETITION AND CONVERGENCE

o AT&T Inc. and BellSouth Corporation announced March 5, 2006, an agreement to merge the two companies
o the merger will create a more effective and efficient provider in the wireless, broadband, video, voice and data markets
o the merger will streamline the ownership and operations of Cingular Wireless, which is jointly owned by AT&T and BellSouth
o customers will benefit from combination of Cingular, BellSouth and AT&T networks into a single, fully integrated wireless and wireline Internet Protocol network offering a full range of advanced solutions
o combined company will be better able to speed the convergence of new and improved services for consumers and businesses, and embrace the industry's shift to Internet Protocol network-based technologies

CUSTOMER BENEFITS

o faster and more economical deployment of next-generation IP television networks and similar services
o business customers stand to benefit from the expertise and innovation of AT&T Labs, as well as the combination of AT&T's networks/advanced services with BellSouth's local exchange and broadband distribution platforms and expertise
o the combined company will have greater financial, technical, research and development, network and marketing resources to better serve consumers and large-business customers
o merger will accelerate the introduction of new and improved product and service sets for those customers
o merger would also give business and government customers, including military and national security agencies, a reliable U.S.-based provider of

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     integrated,  secure, high-quality and competitively priced services to meet their needs anywhere in the world
o the transaction will not diminish competition - AT&T and BellSouth, for the most part, do not compete against each other. In the few markets where they do compete, there are many other competitors (including CLECs, cable companies, and wireless providers) that will ensure a vigorously competitive marketplace.

TERMS AND CONDITIONS

o under terms of the agreement, approved by the boards of directors of both companies, shareholders of BellSouth will receive 1.325 shares of AT&T common stock for each common share of BellSouth

o the merger, which is subject to approval by shareholders of both companies, as well as regulatory authorities and to other customary closing conditions, is expected to close within approximately 12 months


MAKING THE MOST OF WIRELESS

o one of the most immediate benefits of the transaction will be to streamline and enhance management and operations at Cingular

o simplifying the ownership structure will lead to more efficient marketing and service provisioning, which will come under a single AT&T brand, generating further financial synergies and customer benefits

o merger will also allow for closer integration of the company's wireless, wireline, and IP products and services over a single global IP network

FINANCIAL EXPECTATIONS

o AT&T and BellSouth expect the proposed transaction to yield substantial benefits for stockholders of both companies

o merger combines three companies that currently operate separately and independently: AT&T, BellSouth and Cingular Wireless

o AT&T and BellSouth estimate that synergies from the combination will ramp quickly to reach an annual run rate exceeding $2 billion in the

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     second year after closing, and estimate the net present value of expected synergies at nearly $18 billion

o a substantial portion of synergies are expected to come from reduced costs in the operations of unregulated and interstate services, and corporate staff

o currently, the three companies support three distinct brands with three separate advertising campaigns; following the merger, they expect to move to a single brand: AT&T

NEW COMPANY LEADERSHIP


o Ed Whitacre will serve as chairman, CEO and a member of the board of directors of the combined company; F. Duane Ackerman will serve as chairman and CEO of BellSouth operations for a transition period following the merger; additionally, three members of BellSouth's board of directors will join the AT&T board

o The corporate headquarters for the combined company will remain in San Antonio; Cingular's headquarters will remain in Atlanta, as will the combined company's Southeast regional telephone company headquarters

                                      ###


We have included or incorporated by reference in this document forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. These statements are subject to risks and uncertainties, and actual results might differ materially from these statements. Such statements include, but are not limited to, statements about the benefits of the merger, including future financial and operating results, the combined company's plans, objectives, expectations and intentions, and other statements that are not historical facts. Such statements are based upon the current beliefs and expectations of the management of AT&T Inc. and BellSouth Corporation and are subject to significant risks and uncertainties and outside of our control.

The following factors, among others, could cause actual results to differ from those described in the forward-looking statements in this document: the ability to obtain governmental approvals of the merger on the proposed terms and schedule; the failure of AT&T shareholders to approve the issuance of AT&T common shares or the failure of BellSouth shareholders to approve the merger; the risk that the businesses of AT&T and


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BellSouth will not be integrated successfully or as quickly as expected; the risk that the cost savings and any other synergies from the merger, including any savings and other synergies relating to the resulting sole ownership of Cingular Wireless LLC may not be fully realized or may take longer to realize than expected; disruption from the merger making it more difficult to maintain relationships with customers, employees or suppliers; and competition and its effect on pricing, spending, third-party relationships and revenues. Additional factors that may affect future results are contained in AT&T's, BellSouth's, and Cingular Wireless LLC's filings with the Securities and Exchange Commission ("SEC"), which are available at the SEC's Web site (http://www.sec.gov). Neither AT&T nor BellSouth is under any obligation, and each expressly disclaim any obligation, to update, alter or otherwise revise any forward-looking statement, whether written or oral, that may be made from time to time, whether as a result of new information, future events or otherwise.

NOTE: IN CONNECTION WITH THE PROPOSED MERGER, AT&T INTENDS TO FILE A REGISTRATION STATEMENT ON FORM S-4, INCLUDING A JOINT PROXY STATEMENT OF AT&T AND BELLSOUTH, AND AT&T AND BELLSOUTH WILL FILE OTHER MATERIALS WITH THE SECURITIES AND EXCHANGE COMMISSION (THE "SEC"). INVESTORS ARE URGED TO READ THE REGISTRATION STATEMENT, INCLUDING THE JOINT PROXY STATEMENT (AND ALL AMENDMENTS AND SUPPLEMENTS TO IT) AND OTHER MATERIALS WHEN THEY BECOME AVAILABLE BECAUSE THEY CONTAIN IMPORTANT INFORMATION. Investors will be able to obtain free copies of the registration and joint proxy statement, when they becomes available, as well as other filings containing information about AT&T and BellSouth, without charge, at the SEC's Web site (www.sec.gov). Copies of AT&T's filings may also be obtained for free from AT&T at AT&T's Web site (www.att.com) or by directing a request to AT&T Inc. Stockholder Services, 175 E. Houston, San Antonio, Texas 78258. Copies of BellSouth's filings may be obtained without charge from BellSouth at BellSouth's Web site (www.bellsouth.com) or by directing a request to BellSouth at Investor Relations, 1155 Peachtree Street, Atlanta, Georgia 30309.

AT&T, BellSouth and their respective directors and executive officers and other members of management and employees are potential participants in the solicitation of proxies in respect of the proposed merger. Information regarding AT&T's directors and executive officers is available in AT&T's 2005 Annual Report on Form 10-K filed with the SEC on March 1, 2006 and AT&T's preliminary proxy statement for its 2006 annual meeting of stockholders, filed with the SEC on February 10, 2006, and information regarding BellSouth's directors and executive officers is available in BellSouth's 2005Annual Report on Form 10-K filed with the SEC on February 28, 2006 and BellSouth's proxy statement for its 2006 annual meeting of shareholders, filed with the SEC on March 3, 2006. Additional information regarding the interests of such potential participants will be included in the registration and joint proxy statement, and the other relevant documents filed with the SEC when they become available.